Exhibit 99.2

Supplemental Financial Information February 17, 2015

Supplemental Financial Information For the quarter and year ended December 31, 2014 February 17, 2015

Supplemental Financial Information February 17, 2015

Supplemental Financial Information February 17, 2015

Supplemental Financial Information February 17, 2015

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information February 17, 2015

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of February 17, 2015, has interests in 30 hotels held for investment comprised of 14,305 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt,  Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner. Our values include transparency, trust, ethical conduct, communication and discipline. As demand for lodging generally fluctuates with the overall economy (we refer to these changes in demand as the lodging cycle), we seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•	Proactive portfolio management;
•	Intensive asset management;
•	Disciplined external growth; and
•	Continued balance sheet strength.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information February 17, 2015

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of February 17, 2015, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information February 17, 2015

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO Available to Common Stockholders (as defined below); hotel EBITDA; and hotel EBITDA margin.  These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO Available to Common Stockholders,  hotel EBITDA and hotel EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA is a commonly used measure of performance in many industries. We believe EBITDA is useful to investors in evaluating our operating performance because this measure helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA as a measure in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO. This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO Available to Common Stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information February 17, 2015

We adjust EBITDA and FFO for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO Available to Common Stockholders:

•

Amortization of favorable and unfavorable contracts:  we exclude the non-cash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Marriott Wailea. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•	Ground rent adjustments: we exclude the non-cash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.
•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•	Consolidated partnership adjustments: we deduct the non-controlling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership.
•

Cumulative effect of a change in accounting principle:  from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•

Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO Available to Common Stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

•

Other adjustments: we exclude other adjustments such as lawsuit settlement costs, prior year property tax assessments and/or credits, management company transition costs, and departmental closing costs, including severance, because we do not believe these costs reflect our actual performance for that period and/or the ongoing operations of our hotels.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information February 17, 2015

In addition, to derive Adjusted EBITDA we exclude the non-cash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels.  We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile.  We  also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO Available to Common Stockholders, we also exclude the non-cash gains or losses on our derivatives, as well as preferred stock dividends and any original issuance costs associated with the redemption of preferred stock, and any federal and state taxes associated with the application of net operating loss carryforwards. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page  13 of this supplemental package.  Reconciliations of net income to FFO and Adjusted FFO Available to Common Stockholders are set forth on page  14 of this supplemental package.

Our 30 comparable hotels include all hotels held for investment by the Company as of December 31, 2014,  and also include prior ownership results for the Hilton New Orleans St. Charles acquired in May 2013, the Boston Park Plaza acquired in July 2013, the Hyatt Regency San Francisco acquired in December 2013, and the Marriott Wailea acquired in July 2014.

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Supplemental Financial Information February 17, 2015

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information February 17, 2015

Condensed Consolidated Balance Sheets
Q4 2014 – Q4 2013

(In thousands)	December 31, 2014 (1)	September 30, 2014 (2)	June 30, 2014 (3)	March 31, 2014 (4)	December 31, 2013 (5)
Assets
Investment in hotel properties:
Land	$570,011	$570,011	$450,304	$439,304	$439,304
Buildings & improvements	3,237,596	3,216,923	3,013,911	2,986,687	2,977,458
Furniture, fixtures, & equipment	450,057	447,712	432,572	422,676	414,192
Other	217,389	236,739	218,300	224,863	207,878
	4,475,053	4,471,385	4,115,087	4,073,530	4,038,832
Less accumulated depreciation & amortization	(936,924)	(924,857)	(884,192)	(845,751)	(807,450)
	3,538,129	3,546,528	3,230,895	3,227,779	3,231,382

Other assets, net	32,091	32,292	47,449	38,871	39,730

Current assets:
Cash and cash equivalents	222,096	135,427	360,702	94,792	104,363
Restricted cash	82,074	93,124	87,975	82,748	89,306
Other current assets, net	50,575	61,959	55,939	52,852	44,017
Total assets	$3,924,965	$3,869,330	$3,782,960	$3,497,042	$3,508,798

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information February 17, 2015

Condensed Consolidated Balance Sheets
Q4 2014 – Q4 2013 (cont.)

(In thousands)	December 31, 2014 (1)	September 30, 2014 (2)	June 30, 2014 (3)	March 31, 2014 (4)	December 31, 2013 (5)
Liabilities
Current liabilities:
Current portion of notes payable	$121,328	$159,696	$122,835	$24,008	$23,289
Other current liabilities	177,656	119,683	107,198	102,320	96,780
Total current liabilities	298,984	279,379	230,033	126,328	120,069

Notes payable, less current portion	1,307,964	1,226,796	1,269,587	1,374,394	1,380,786
Capital lease obligations, less current portion	15,576	15,576	15,576	15,577	15,586
Other liabilities	33,607	34,934	34,106	40,610	39,958
Total liabilities	1,656,131	1,556,685	1,549,302	1,556,909	1,556,399

Equity
Stockholders' equity:
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,048	2,035	1,994	1,814	1,809

Additional paid in capital	2,418,567	2,397,196	2,335,709	2,071,421	2,068,721
Retained earnings	305,627	292,366	260,518	218,642	224,364
Cumulative dividends	(624,545)	(547,851)	(535,281)	(522,911)	(511,444)
Total stockholders' equity	2,216,697	2,258,746	2,177,940	1,883,966	1,898,450
Non-controlling interest in consolidated joint ventures	52,137	53,899	55,718	56,167	53,949
Total equity	2,268,834	2,312,645	2,233,658	1,940,133	1,952,399
Total liabilities and equity	$3,924,965	$3,869,330	$3,782,960	$3,497,042	$3,508,798

(1)	As presented on Form 10-K to be filed in February 2015.
(2)	As presented on Form 10-Q filed November 4, 2014.
(3)	As presented on Form 10-Q filed August 8, 2014.
(4)	As presented on Form 10-Q filed May 7, 2014.
(5)	As presented on Form 10-K filed February 25, 2014.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information February 17, 2015

Consolidated Statements of Operations
Q4 & FY 2014/2013

	Three Months Ended December 31,		Years Ended December 31,
(In thousands, except per share data)	2014	2013	2014	2013
Revenues
Room	$204,765	$171,364	$811,709	$653,955
Food and beverage	66,441	57,796	259,358	213,346
Other operating	18,674	14,735	70,931	56,523
Total revenues	289,880	243,895	1,141,998	923,824
Operating expenses
Room	55,070	46,023	214,899	170,361
Food and beverage	46,387	39,646	180,053	147,713
Other operating	5,536	4,406	21,012	16,819
Advertising and promotion	14,252	12,540	54,992	47,306
Repairs and maintenance	12,261	9,841	45,901	35,884
Utilities	8,553	6,799	34,141	27,006
Franchise costs	9,911	8,913	38,271	32,932
Property tax, ground lease and insurance	21,650	20,804	84,665	79,004
Property general and administrative	32,944	27,493	126,737	103,454
Corporate overhead	7,329	6,555	28,739	26,671
Depreciation and amortization	40,257	36,235	155,845	137,476
Total operating expenses	254,150	219,255	985,255	824,626
Operating income	35,730	24,640	156,743	99,198
Interest and other income	891	743	3,479	2,821
Interest expense	(17,649)	(18,699)	(72,315)	(72,239)
Loss on extinguishment of debt	(4,107)	—	(4,638)	(44)
Income before income taxes and discontinued operations	14,865	6,684	83,269	29,736
Income tax provision	(258)	(1,435)	(179)	(8,145)
Income from continuing operations	14,607	5,249	83,090	21,591
Income (loss) from discontinued operations	(350)	—	4,849	48,410
Net income	14,257	5,249	87,939	70,001
Income from consolidated joint venture attributable to non-controlling interest	(996)	(722)	(6,676)	(4,013)
Distributions to non-controlling interest	(8)	(8)	(32)	(32)
Preferred stock dividends and redemption charges	(2,300)	(2,300)	(9,200)	(19,013)
Income available to common stockholders	$10,953	$2,219	$72,031	$46,943

Basic and diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$0.05	$0.01	$0.34	$(0.01)
Income from discontinued operations	—	—	0.03	0.30
Basic and diluted income available to common stockholders per common share	$0.05	$0.01	$0.37	$0.29
Basic and diluted weighted average common shares outstanding	203,870	174,119	192,674	161,784
Dividends declared per common share	$0.36	$0.05	$0.51	$0.10

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information February 17, 2015

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q4 & FY 2014/2013

	Three Months Ended December 31,		Years Ended December 31,
(In thousands)	2014	2013	2014	2013
Net income	$14,257	$5,249	$87,939	$70,001
Operations held for investment:
Depreciation and amortization	40,257	36,235	155,845	137,476
Amortization of lease intangibles	1,027	1,028	4,113	4,112
Interest expense	17,649	18,699	72,315	72,239
Income tax provision	258	1,435	179	8,145
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(996)	(722)	(6,676)	(4,013)
Depreciation and amortization	(846)	(807)	(3,335)	(3,956)
Interest expense	(390)	(582)	(2,020)	(2,341)
Discontinued operations:
Interest expense	—	—	—	99
EBITDA	71,216	60,535	308,360	281,762

Operations held for investment:
Amortization of deferred stock compensation	1,452	1,280	6,221	4,858
Amortization of favorable and unfavorable contracts, net	36	45	166	320
Non-cash straightline lease expense	504	507	2,021	2,055
Capital lease obligation interest - cash ground rent	(351)	(351)	(1,404)	(1,404)
Gain on sale of assets, net	(11)	(7)	(93)	(12)
Loss on extinguishment of debt	4,107	—	4,638	44
Closing costs - completed acquisitions	7	395	541	1,678
Lawsuit settlement costs	—	—	—	358
Prior year property tax adjustments, net	(35)	—	(3,305)	106
Property-level restructuring costs	675	—	675	—
Non-controlling interests:
Non-cash straightline lease expense	(112)	(112)	(450)	(450)
Prior year property tax adjustments, net	—	—	696	—
Loss on extinguishment of debt	—	—	(133)	—
Discontinued operations:
Gain on sale of assets, net	—	—	(5,199)	(51,620)
Loss on extinguishment of debt	—	—	—	3,115
	6,272	1,757	4,374	(40,952)
Adjusted EBITDA	$77,488	$62,292	$312,734	$240,810

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information February 17, 2015

Reconciliation of Net Income to FFO and Adjusted FFO Available to Common Stockholders
Q4 & FY 2014/2013

	Three Months Ended December 31,		Years Ended December 31,
(In thousands, except per share data)	2014	2013	2014	2013
Net income	$14,257	$5,249	$87,939	$70,001
Operations held for investment:
Real estate depreciation and amortization	39,852	35,850	154,253	136,047
Amortization of lease intangibles	1,027	1,028	4,113	4,112
Gain on sale of assets, net	(11)	(7)	(93)	(12)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(996)	(722)	(6,676)	(4,013)
Real estate depreciation and amortization	(846)	(807)	(3,335)	(3,956)
Discontinued operations:
Gain on sale of assets, net	—	—	(5,199)	(51,620)
FFO	53,283	40,591	231,002	150,559

Operations held for investment:
Preferred stock dividends and redemption charges	(2,300)	(2,300)	(9,200)	(19,013)
Amortization of favorable and unfavorable contracts, net	36	45	166	320
Non-cash straightline lease expense	504	507	2,021	2,055
Non-cash interest related to gain on derivatives, net	(134)	(96)	(529)	(525)
Loss on extinguishment of debt	4,107	—	4,638	44
Closing costs - completed acquisitions	7	395	541	1,678
Lawsuit settlement costs	—	—	—	358
Prior year property tax adjustments, net	(35)	—	(3,305)	106
Income tax (benefit) provision related to prior years	—	1,435	(762)	8,145
Preferred stock redemption charges	—	—	—	4,770
Property-level restructuring costs	675	—	675	—
Non-controlling interests:
Non-cash straightline lease expense	(112)	(112)	(450)	(450)
Non-cash interest related to loss on derivative	—	(1)	—	(3)
Prior year property tax adjustments, net	—	—	696	—
Loss on extinguishment of debt	—	—	(133)	—
Discontinued operations:
Loss on extinguishment of debt	—	—	—	3,115
	2,748	(127)	(5,642)	600
Adjusted FFO available to common stockholders	$56,031	$40,464	$225,360	$151,159
FFO per diluted share	$0.26	$0.23	$1.20	$0.93
Adjusted FFO available to common stockholders per diluted share	$0.27	$0.23	$1.17	$0.93
Basic weighted average shares outstanding	203,870	174,119	192,674	161,784
Shares associated with unvested restricted stock awards	682	639	552	467
Diluted weighted average shares outstanding	204,552	174,758	193,226	162,251

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information February 17, 2015

Pro Forma Consolidated Statements of Operations
Q4 2014 –  Q1 2014,  FY 2014, FY 2013

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2014	2013
Revenues
Room	$204,765	$225,714	$224,471	$181,004	$835,954	$783,301
Food and beverage	66,441	64,671	71,446	63,057	265,615	249,626
Other operating	18,674	19,883	18,404	16,837	73,798	67,427
Total revenues	289,880	310,268	314,321	260,898	1,175,367	1,100,354

Operating Expenses
Room	55,070	57,852	55,955	51,892	220,769	208,505
Food and beverage	46,387	45,999	47,232	45,182	184,800	179,059
Other expenses	105,107	107,558	105,549	98,368	416,582	402,000
Corporate overhead	7,329	7,177	7,674	6,559	28,739	26,671
Depreciation and amortization	40,257	40,000	40,103	39,745	160,105	160,440
Total operating expenses	254,150	258,586	256,513	241,746	1,010,995	976,675

Operating Income	35,730	51,682	57,808	19,152	164,372	123,679

Interest and other income	891	981	891	716	3,479	3,004
Interest expense	(17,649)	(18,052)	(18,331)	(18,283)	(72,315)	(74,721)
Loss on extinguishment of debt	(4,107)	(531)	—	—	(4,638)	—
Income before income taxes and discontinued operations	14,865	34,080	40,368	1,585	90,898	51,962
Income tax benefit (provision)	(258)	413	(110)	(224)	(179)	(8,145)
Income from continuing operations	14,607	34,493	40,258	1,361	90,719	43,817
Income (loss) from discontinued operations	(350)	—	5,199	—	4,849	48,410
Net Income	$14,257	$34,493	$45,457	$1,361	$95,568	$92,227
Adjusted EBITDA (2)	$77,838	$92,270	$98,504	$56,361	$324,973	$288,434

(1)

Includes the Company's ownership results and prior ownership results for the 30 hotel portfolio held for investment by the Company as of December  31, 2014. Excludes interest expense and loss on extinguishment of debt on the Senior Notes due to their repayment in January 2013. Includes the reduction of ground lease expense on the Fairmont Newport Beach due to the Company's land acquisition in June 2014 along with the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the disposition of the four-hotel portfolio (Kahler Grand, Kahler Inn & Suites, Marriott Rochester and Residence Inn by Marriott Rochester) sold in January 2013.

(2)

Pro Forma Adjusted EBITDA is calculated based on Q4 2014's actual Adjusted EBITDA as presented on page 13 of this supplemental package, adjusted by $350k of workers' compensation claims from sold hotels. The Pro Forma Adjusted EBITDA reconciliation for Q3 2014 can be found in the supplemental package furnished on Form 8-K to the SEC on November 3, 2014. The Q1 2014, Q2 2014 and Full Year 2013 Pro Forma Adjusted EBITDA reconciliations can be found in the supplemental package furnished on Form 8-K to the SEC on August 7, 2014.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information February 17, 2015

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 16

Supplemental Financial Information February 17, 2015

Earnings Guidance for Q1 and FY 2015

The Company is providing guidance at this time, but does not undertake to make updates for any unanticipated developments in its business or changes in the operating environment. Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance does not take into account the impact of any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, prior year property tax assessments and/or credits, debt repurchases or unannounced financings during 2015.  The guidance presented takes into account various accounting changes as stipulated by the industry’s Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition (the “USALI Eleventh Revised Edition”), which became effective in January 2015. Guidance for 2015 Comparable Hotel RevPAR and Comparable Hotel EBITDA Margins has been presented to reflect growth rates compared to prior year as if these 2014 statistics included the USALI Eleventh Revised Edition changes. Actual Comparable Hotel RevPAR and Comparable Hotel EBITDA Margin change from prior year will differ slightly. The Company will present 2014 Comparable Hotel RevPAR and Comparable Hotel EBITDA Margins on an as reported basis and on a pro forma basis, which will include the USALI Eleventh Revised Edition changes.

For the first quarter of 2015, the Company expects:

Metric	Quarter Ended March 31, 2015 Guidance
Comparable Hotel RevPAR Growth	+ 5.0% - 6.5%
Net Income ($ millions)	$2 - $5
Adjusted EBITDA ($ millions)	$58 - $61
Adjusted FFO Available to Common Stockholders ($ millions)	$37 - $40
Adjusted FFO Available to Common Stockholders per Diluted Share	$0.18 - $0.19
Diluted Weighted Average Shares Outstanding	206,600,000

For the full year 2015, the Company expects:

Metric	Full Year 2015 Guidance
Comparable Hotel RevPAR Growth	+ 5.0% - 7.0%
Net Income ($ millions)	$117 - $139
Adjusted EBITDA ($ millions)	$336 - $356
Adjusted FFO Available to Common Stockholders ($ millions)	$254 - $274
Adjusted FFO Available to Common Stockholders per Diluted Share	$1.22 - $1.32
Diluted Weighted Average Shares Outstanding	207,400,000

EARNINGS GUIDANCE	Page 17

Supplemental Financial Information February 17, 2015

Earnings Guidance for Q1 and FY 2015

First quarter and full year 2015 guidance are based in part on the following assumptions:

•	Full year guarantee payment of $2 million related to the Marriott Wailea.
•	Full year Comparable Hotel EBITDA Margin (as compared to 2014 adjusted for the USALI Eleventh Revised Edition) expansion of approximately 50 to 100 basis points, which excludes any guarantee payments.
•	Full year corporate overhead expense (excluding stock amortization and one-time expenses related to acquisition closing costs and severance charges) of approximately $23 million to $24 million.
•	Full year interest expense of approximately $66 million to $67 million, including approximately $3 million in amortization of deferred financing fees.
•	Full year expense of approximately $0.7 million in one-time costs related to the Boston Park Plaza retail, meeting space and lobby relaunch.
•	Full year preferred dividends of $9.2 million for the Series D cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 18

Supplemental Financial Information February 17, 2015

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Available to Common Stockholders
Q1 and FY 2015

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	March 31, 2015		December 31, 2015
(In thousands, except per share data)	Low	High	Low	High

Net income	$2,000	$5,300	$116,800	$139,100
Depreciation and amortization	38,400	38,400	153,000	153,000
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Interest expense	16,900	16,900	66,400	66,700
Income tax provision	300	300	1,000	1,000
Non-controlling interests	(3,100)	(3,400)	(11,700)	(14,300)
Boston Park Plaza relaunch costs	700	700	700	700
Amortization of deferred stock compensation	1,300	1,300	5,500	5,500
Non-cash straightline lease expense	400	400	1,700	1,700
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Adjusted EBITDA	$57,500	$60,500	$336,000	$356,000

Reconciliation of Net Income to Adjusted FFO Available to Common Stockholders

Net income	$2,000	$5,300	$116,800	$139,100
Preferred stock dividends	(2,300)	(2,300)	(9,200)	(9,200)
Real estate depreciation and amortization	37,800	37,800	150,400	150,400
Non-controlling interests	(2,700)	(2,900)	(10,400)	(12,800)
Boston Park Plaza relaunch costs	700	700	700	700
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Non-cash straightline lease expense	400	400	1,700	1,700
Adjusted FFO available to common stockholders	$36,900	$40,000	$254,000	$273,900

Adjusted FFO available to common stockholders per diluted share	$0.18	$0.19	$1.22	$1.32

Diluted weighted average shares outstanding	206,600	206,600	207,400	207,400

EARNINGS GUIDANCE	Page 19

Supplemental Financial Information February 17, 2015

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information February 17, 2015

Comparative Capitalization
Q4 2014 –  Q4 2013

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(In thousands, except per share data)	2014	2014	2014	2014	2013

Common Share Price & Dividends
At the end of the quarter	$16.51	$13.82	$14.93	$13.73	$13.40
High during quarter ended	$17.17	$15.17	$15.25	$14.00	$14.06
Low during quarter ended	$13.42	$13.71	$13.22	$12.46	$12.50
Common dividends per share (1)	$0.36	$0.05	$0.05	$0.05	$0.05

Common Shares & Units
Common shares outstanding (2)	206,650	205,397	205,432	183,349	182,868
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	206,650	205,397	205,432	183,349	182,868

Capitalization
Market value of common equity	$3,411,792	$2,838,583	$3,067,094	$2,517,379	$2,450,431
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt	1,429,292	1,386,492	1,392,422	1,398,402	1,404,075
Consolidated total capitalization	4,956,084	4,340,075	4,574,516	4,030,781	3,969,506

Non-controlling interest in consolidated debt	(57,074)	(57,248)	(57,435)	(57,650)	(57,863)
Pro rata total capitalization	$4,899,010	$4,282,827	$4,517,081	$3,973,131	$3,911,643

Consolidated debt to total capitalization	28.8%	31.9%	30.4%	34.7%	35.4%
Pro rata debt to pro rata total capitalization	28.0%	31.0%	29.6%	33.7%	34.4%
Consolidated debt and preferred equity to total capitalization	31.2%	34.6%	33.0%	37.5%	38.3%
Pro rata debt and preferred equity to total capitalization	30.4%	33.7%	32.1%	36.6%	37.4%

(1)	Fourth quarter 2014 dividends were paid in a combination of cash and shares of the Company's common stock, pursuant to elections by individual stockholders.
(2)

Reflects shares outstanding at respective dates. Common shares outstanding at June 30, 2014 includes the effects of the Company's direct issuance of 4,034,970 shares to the seller of the Marriott Wailea in July 2014.

CAPITALIZATION	Page 21

Supplemental Financial Information February 17, 2015

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2014	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Marriott Houston	5.34%	05/01/2015	$20,943	$20,706
Secured Mortgage Debt	Marriott Park City	5.34%	05/01/2015	13,652	13,498
Secured Mortgage Debt	Marriott Philadelphia	5.34%	05/01/2015	24,737	24,457
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	05/01/2015	40,866	40,404
Secured Mortgage Debt	Renaissance Harborplace	5.13%	01/01/2016	88,901	85,227
Secured Mortgage Debt	Hilton North Houston	5.66%	03/11/2016	31,253	30,579
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	07/01/2016	75,923	72,418
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	03/01/2017	69,370	65,756
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	04/11/2017	176,000	176,000
Secured Mortgage Debt	Boston Park Plaza	4.40%	02/01/2018	116,281	109,813
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	86,606	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	124,248	106,855
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	90,000	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	65,000	51,987
Total Fixed Rate Debt				1,023,780	945,916
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/07/2018	177,216	167,738
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	08/08/2019	228,296	213,513
Credit Facility	Unsecured	L + 1.75% - 3.50%	11/01/2015	—	—
Total Variable Rate Debt				405,512	381,251

TOTAL CONSOLIDATED DEBT				$1,429,292	$1,327,167

Preferred Stock
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000

Debt Statistics
% Fixed Rate Debt				71.6%
% Floating Rate Debt				28.4%
Average Interest Rate (1)				4.50%
Weighted Average Maturity of Debt				4.0 years

(1)	Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at December 31, 2014, and includes the effect of the Company's interest rate derivative agreements.

CAPITALIZATION	Page 22

Supplemental Financial Information February 17, 2015

Consolidated Amortization and Debt Maturity Schedule

(1)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the December  31, 2014 pro rata total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information February 17, 2015

PROPERTY-LEVEL DATA

PROPERTY LEVEL DATA	Page 24

Supplemental Financial Information February 17, 2015

Property-Level Data

Hotel		Location	Brand	Number of Rooms (1)	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (2)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.32%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,054	7.37%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.64%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	803	5.61%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (3)	Florida	Marriott	781	5.46%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.35%	100%	Leasehold	2085	2005
7	Marriott Wailea	Hawaii	Marriott	541	3.78%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.50%	100%	Fee Simple		2007
9	JW Marriott New Orleans (4)	Louisiana	Marriott	496	3.47%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.36%	100%	Fee Simple		2002
11	Doubletree Guest Suites Times Square	New York	Hilton	468	3.27%	100%	Leasehold	2127	2011
12	Marriott Quincy	Massachusetts	Marriott	464	3.24%	100%	Fee Simple		2007
13	Hilton Times Square	New York	Hilton	460	3.22%	100%	Leasehold	2091	2006
14	Fairmont Newport Beach	California	Fairmont	444	3.10%	100%	Fee Simple		2005
15	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	2.93%	100%	Leasehold	2097	2012
16	Marriott Boston Long Wharf	Massachusetts	Marriott	412	2.88%	100%	Fee Simple		2007
17	Hyatt Regency Newport Beach	California	Hyatt	407	2.85%	100%	Leasehold	2048	2002
18	Marriott Tysons Corner	Virginia	Marriott	396	2.77%	100%	Fee Simple		2002
19	Marriott Houston	Texas	Marriott	390	2.73%	100%	Fee Simple		2002
20	Renaissance Long Beach	California	Marriott	374	2.61%	100%	Fee Simple		2005
21	Embassy Suites Chicago	Illinois	Hilton	368	2.57%	100%	Fee Simple		2002
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.52%	100%	Fee Simple		2012
23	Renaissance Westchester	New York	Marriott	348	2.43%	100%	Fee Simple		2010
24	Embassy Suites La Jolla	California	Hilton	340	2.38%	100%	Fee Simple		2006
25	Marriott Philadelphia	Pennsylvania	Marriott	289	2.02%	100%	Fee Simple		2002
26	Hilton New Orleans St. Charles	Louisiana	Hilton	252	1.76%	100%	Fee Simple		2013
27	Marriott Portland	Oregon	Marriott	249	1.74%	100%	Fee Simple		2000
28	Sheraton Cerritos	California	Sheraton	203	1.42%	100%	Leasehold	2087	2005
29	Marriott Park City	Utah	Marriott	199	1.39%	100%	Fee Simple		1999
30	Courtyard by Marriott Los Angeles	California	Marriott	187	1.31%	100%	Leasehold	2096	1999

	Total portfolio			14,305	100%

(1)

As of December 31, 2014, the Company's total room count was 14,303. In January 2015, the Hilton New Orleans St. Charles added two rooms, bringing the Company's total room count to 14,305 as of the date of this presentation.

(2)	Assumes the full exercise of all lease extensions.
(3)	Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.
(4)

Hotel is subject to a ground lease that expires in 2081.  In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY LEVEL DATA	Page 25

Supplemental Financial Information February 17, 2015

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information February 17, 2015

Property-Level Operating Statistics

Q4 2014/2013

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended December 31,			For the Three Months Ended December 31,			For the Three Months Ended December 31,
		2014	2013	Variance	2014	2013	Variance	2014	2013	Variance
1	Hilton San Diego Bayfront	$197.19	$187.45	5.2%	80.6%	78.7%	2.4%	$158.94	$147.52	7.7%
2	Boston Park Plaza (1)	$183.09	$173.07	5.8%	76.4%	80.3%	-4.9%	$139.88	$138.98	0.6%
3	Renaissance Washington DC	$202.48	$225.63	-10.3%	70.2%	70.8%	-0.8%	$142.14	$159.75	-11.0%
4	Hyatt Regency San Francisco	$269.07	$249.85	7.7%	83.9%	85.2%	-1.5%	$225.75	$212.87	6.1%
5	Renaissance Orlando at SeaWorld ®	$134.06	$124.17	8.0%	72.2%	62.9%	14.8%	$96.79	$78.10	23.9%
6	Renaissance Harborplace	$171.73	$163.01	5.3%	62.8%	65.2%	-3.7%	$107.85	$106.28	1.5%
7	Marriott Wailea	$264.52	$257.95	2.5%	87.3%	78.1%	11.8%	$230.93	$201.46	14.6%
8	Renaissance Los Angeles Airport	$131.13	$112.75	16.3%	84.5%	84.7%	-0.2%	$110.80	$95.50	16.0%
9	JW Marriott New Orleans	$200.93	$205.30	-2.1%	81.8%	77.3%	5.8%	$164.36	$158.70	3.6%
10	Hilton North Houston	$113.62	$100.69	12.8%	79.1%	78.3%	1.0%	$89.87	$78.84	14.0%
11	Doubletree Guest Suites Times Square	$422.26	$423.61	-0.3%	98.2%	98.2%	0.0%	$414.66	$415.99	-0.3%
12	Marriott Quincy	$156.71	$148.39	5.6%	69.9%	74.4%	-6.0%	$109.54	$110.40	-0.8%
13	Hilton Times Square	$353.36	$353.29	0.0%	99.8%	99.3%	0.5%	$352.65	$350.82	0.5%
14	Fairmont Newport Beach	$148.63	$140.82	5.5%	68.5%	62.9%	8.9%	$101.81	$88.58	14.9%
15	Hyatt Chicago Magnificent Mile	$201.57	$172.43	16.9%	80.2%	76.6%	4.7%	$161.66	$132.08	22.4%
16	Marriott Boston Long Wharf	$299.83	$276.48	8.4%	82.9%	83.7%	-1.0%	$248.56	$231.41	7.4%
17	Hyatt Regency Newport Beach	$142.49	$134.14	6.2%	78.6%	78.3%	0.4%	$112.00	$105.03	6.6%
18	Marriott Tysons Corner	$140.55	$135.64	3.6%	75.1%	73.7%	1.9%	$105.55	$99.97	5.6%
19	Marriott Houston	$117.50	$104.53	12.4%	71.3%	77.7%	-8.2%	$83.78	$81.22	3.2%
20	Renaissance Long Beach	$143.77	$133.67	7.6%	74.2%	66.9%	10.9%	$106.68	$89.43	19.3%
21	Embassy Suites Chicago	$200.80	$185.12	8.5%	90.2%	90.4%	-0.2%	$181.12	$167.35	8.2%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$180.08	$160.66	12.1%	81.4%	79.4%	2.5%	$146.59	$127.56	14.9%
23	Renaissance Westchester	$146.85	$145.57	0.9%	76.0%	72.1%	5.4%	$111.61	$104.96	6.3%
24	Embassy Suites La Jolla	$151.64	$147.10	3.1%	81.9%	80.0%	2.4%	$124.19	$117.68	5.5%
25	Marriott Philadelphia	$164.40	$157.03	4.7%	67.3%	67.6%	-0.4%	$110.64	$106.15	4.2%
26	Hilton New Orleans St. Charles	$176.65	$178.83	-1.2%	74.0%	75.4%	-1.9%	$130.72	$134.84	-3.1%
27	Marriott Portland	$171.19	$150.41	13.8%	82.1%	84.0%	-2.3%	$140.55	$126.34	11.2%
28	Sheraton Cerritos	$125.22	$115.43	8.5%	92.6%	90.3%	2.5%	$115.95	$104.23	11.2%
29	Marriott Park City	$141.93	$142.64	-0.5%	48.8%	42.0%	16.2%	$69.26	$59.91	15.6%
30	Courtyard by Marriott Los Angeles	$144.82	$133.63	8.4%	94.0%	95.8%	-1.9%	$136.13	$128.02	6.3%

	Comparable Portfolio (2)	$197.83	$189.55	4.4%	78.7%	77.5%	1.5%	$155.69	$146.90	6.0%

(1)	Operating statistics for the fourth quarter 2014 are impacted by a major renovation, which began in December 2014.
(2)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of December 31, 2014. Includes prior ownership results for the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information February 17, 2015

Property-Level Operating Statistics

FY  2014/2013

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Year Ended December 31,			For the Year Ended December 31,			For the Year Ended December 31,
		2014	2013	Variance	2014	2013	Variance	2014	2013	Variance
1	Hilton San Diego Bayfront	$213.46	$203.58	4.9%	86.5%	84.1%	2.9%	$184.64	$171.21	7.8%
2	Boston Park Plaza (1)	$176.81	$164.64	7.4%	84.9%	83.9%	1.2%	$150.11	$138.13	8.7%
3	Renaissance Washington DC	$204.65	$215.17	-4.9%	78.3%	77.4%	1.2%	$160.24	$166.54	-3.8%
4	Hyatt Regency San Francisco (1)	$266.73	$244.92	8.9%	82.7%	86.5%	-4.4%	$220.59	$211.86	4.1%
5	Renaissance Orlando at SeaWorld ®	$142.17	$135.77	4.7%	77.0%	74.6%	3.2%	$109.47	$101.28	8.1%
6	Renaissance Harborplace	$171.96	$164.02	4.8%	72.0%	72.3%	-0.4%	$123.81	$118.59	4.4%
7	Marriott Wailea	$259.84	$262.84	-1.1%	85.0%	81.1%	4.8%	$220.86	$213.16	3.6%
8	Renaissance Los Angeles Airport	$130.84	$113.99	14.8%	89.2%	88.0%	1.4%	$116.71	$100.31	16.3%
9	JW Marriott New Orleans	$191.42	$185.10	3.4%	82.2%	80.4%	2.2%	$157.35	$148.82	5.7%
10	Hilton North Houston	$113.76	$101.22	12.4%	84.1%	84.0%	0.1%	$95.67	$85.02	12.5%
11	Doubletree Guest Suites Times Square	$355.29	$361.84	-1.8%	97.5%	97.7%	-0.2%	$346.41	$353.52	-2.0%
12	Marriott Quincy	$154.03	$147.39	4.5%	76.2%	74.6%	2.1%	$117.37	$109.95	6.7%
13	Hilton Times Square (1)	$312.95	$317.94	-1.6%	99.7%	90.1%	10.7%	$312.01	$286.46	8.9%
14	Fairmont Newport Beach	$152.48	$143.52	6.2%	78.8%	73.2%	7.7%	$120.15	$105.06	14.4%
15	Hyatt Chicago Magnificent Mile (1)	$202.46	$176.25	14.9%	73.7%	69.5%	6.0%	$149.21	$122.49	21.8%
16	Marriott Boston Long Wharf	$299.93	$273.71	9.6%	87.1%	86.5%	0.7%	$261.24	$236.76	10.3%
17	Hyatt Regency Newport Beach (1)	$158.46	$144.71	9.5%	83.7%	75.8%	10.4%	$132.63	$109.69	20.9%
18	Marriott Tysons Corner	$144.52	$150.62	-4.0%	78.4%	68.1%	15.1%	$113.30	$102.57	10.5%
19	Marriott Houston	$116.77	$105.59	10.6%	78.4%	80.2%	-2.2%	$91.55	$84.68	8.1%
20	Renaissance Long Beach (1)	$148.18	$141.22	4.9%	76.6%	76.7%	-0.1%	$113.51	$108.32	4.8%
21	Embassy Suites Chicago	$200.96	$191.06	5.2%	88.5%	87.9%	0.7%	$177.85	$167.94	5.9%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	$181.05	$170.34	6.3%	80.1%	83.5%	-4.1%	$145.02	$142.23	2.0%
23	Renaissance Westchester (1)	$145.07	$140.35	3.4%	77.5%	64.8%	19.6%	$112.43	$90.95	23.6%
24	Embassy Suites La Jolla	$168.41	$162.94	3.4%	86.3%	84.5%	2.1%	$145.34	$137.68	5.6%
25	Marriott Philadelphia	$166.18	$163.29	1.8%	71.6%	69.0%	3.8%	$118.98	$112.67	5.6%
26	Hilton New Orleans St. Charles	$170.56	$161.97	5.3%	73.5%	77.3%	-4.9%	$125.36	$125.20	0.1%
27	Marriott Portland	$179.70	$161.48	11.3%	86.4%	84.3%	2.5%	$155.26	$136.13	14.1%
28	Sheraton Cerritos	$129.84	$118.40	9.7%	91.1%	91.7%	-0.7%	$118.28	$108.57	8.9%
29	Marriott Park City	$154.77	$148.31	4.4%	62.2%	61.1%	1.8%	$96.27	$90.62	6.2%
30	Courtyard by Marriott Los Angeles	$152.39	$141.34	7.8%	96.3%	96.3%	0.0%	$146.75	$136.11	7.8%

	Comparable Portfolio (2)	$194.31	$186.11	4.4%	82.4%	80.5%	2.4%	$160.11	$149.82	6.9%

	Comparable Portfolio Adjusted for Change in Marriott Calendar (3)	$194.31	$186.24	4.3%	82.4%	80.5%	2.4%	$160.11	$149.92	6.8%

	USALI Adjusted Comparable Portfolio (4)	$193.72			82.4%			$159.63

*Footnotes on page 29

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information February 17, 2015

Property-Level Operating Statistics

FY  2014/2013 Footnotes

(1)

Operating statistics for 2014 are impacted by major renovations at the following hotels: the Boston Park Plaza; the Hilton Garden Inn Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Operating statistics for 2013 are impacted by major renovations at the following hotels: the Hilton Times Square, the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester.

(2)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of December 31, 2014. Includes prior ownership results as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

(3)

Comparable Portfolio Adjusted for Change in Marriott Calendar includes the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott's fiscal 2013 calendar for ten of the Company's Marriott-managed hotels.

(4)

USALI Adjusted Comparable Portfolio includes the effects of various accounting changes as stipulated by the industry’s Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective in January 2015. Amounts are preliminary and may change based on final reclassifications.

PROPERTY-LEVEL OPERATING STATISTICS	Page 29

Supplemental Financial Information February 17, 2015

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information February 17, 2015

Comparable Portfolio Operating Statistics by Brand
Q4 & FY 2014/2013

		For the Three Months Ended December 31,
		2014			2013
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	16	74.8%	$176.59	$132.09	73.0%	$170.37	$124.37	6.2%
Hilton	8	85.5%	$233.97	$200.04	84.4%	$226.53	$191.19	4.6%
Hyatt (3)	3	81.6%	$221.57	$180.80	81.2%	$203.18	$164.98	9.6%
Other (4)	3	76.3%	$166.62	$127.13	77.0%	$158.10	$121.74	4.4%

Comparable Portfolio (5)	30	78.7%	$197.83	$155.69	77.5%	$189.55	$146.90	6.0%

		For the Year Ended December 31,
		2014			2013
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	16	79.4%	$176.93	$140.48	77.1%	$171.08	$131.90	6.5%
Hilton (2)	8	87.8%	$223.78	$196.48	86.3%	$216.51	$186.85	5.2%
Hyatt (3)	3	80.6%	$223.52	$180.16	79.5%	$205.61	$163.46	10.2%
Other (4)	3	84.0%	$164.78	$138.42	82.0%	$153.54	$125.90	9.9%

Comparable Portfolio (5)	30	82.4%	$194.31	$160.11	80.5%	$186.11	$149.82	6.9%

Comparable Portfolio Adjusted for Change in Marriott Calendar (6)	30	82.4%	$194.31	$160.11	80.5%	$186.24	$149.92	6.8%

(1)	Marriott includes prior ownership results for the Marriott Wailea acquired July 17, 2014.
(2)	Hilton includes prior ownership results for the Hilton New Orleans St. Charles acquired May 1, 2013.
(3)	Hyatt includes prior ownership results for the Hyatt Regency San Francisco acquired December 2, 2013.
(4)	Other includes the Fairmont Newport Beach, the Sheraton Cerritos and the Boston Park Plaza. Includes prior ownership results as applicable for the Boston Park Plaza acquired July 2, 2013.
(5)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of December 31, 2014. Includes prior ownership results as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

(6)

Comparable Portfolio Adjusted for Change in Marriott Calendar includes the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott's fiscal 2013 calendar for ten of the Company's Marriott-managed hotels.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information February 17, 2015

Comparable Portfolio Property-Level FY 2014 EBITDA Contribution by Brand

Fairmont
2%
Sheraton
1%
Hyatt
10%
Marriott
45%
Hilton
36%
Independent
6%
Marriott 21.2%
Renaissance 19.0%
JW Marriott 3.9%
Courtyard 1.1%
Hotels 16
Rooms 7,056
Hilton 22.0%
Doubletree 6.5%
Embassy Suites 5.7%
Hilton Garden Inn 2.2%
Hotels 8
Rooms 3,917

Note: Includes 30 hotel Comparable Portfolio

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information February 17, 2015

Comparable Portfolio Operating Statistics by Region
Q4 & FY 2014/2013

		For the Three Months Ended December 31,
		2014			2013
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	9	80.9%	$179.96	$145.59	79.3%	$168.67	$133.76	8.8%
Other West (2)	5	77.0%	$174.28	$134.20	75.0%	$159.30	$119.48	12.3%
Midwest	3	83.8%	$194.74	$163.19	81.9%	$173.38	$142.00	14.9%
East	13	76.8%	$217.04	$166.69	76.4%	$214.63	$163.98	1.7%

Comparable Portfolio (4)	30	78.7%	$197.83	$155.69	77.5%	$189.55	$146.90	6.0%

		For the Year Ended December 31,
		2014			2013
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	9	84.9%	$186.99	$158.75	83.4%	$175.21	$146.13	8.6%
Other West (2)	5	81.1%	$171.77	$139.31	79.9%	$162.38	$129.74	7.4%
Midwest	3	80.5%	$195.24	$157.17	79.8%	$179.57	$143.30	9.7%
East (3)	13	81.5%	$205.21	$167.25	78.9%	$201.18	$158.73	5.4%

Comparable Portfolio (4)	30	82.4%	$194.31	$160.11	80.5%	$186.11	$149.82	6.9%

Comparable Portfolio Adjusted for Change in Marriott Calendar (5)	30	82.4%	$194.31	$160.11	80.5%	$186.24	$149.92	6.8%

(1)	California includes prior ownership results for the Hyatt Regency San Francisco acquired December 2, 2013.
(2)	Other West includes prior ownership results for the Marriott Wailea acquired July 17, 2014.
(3)	East includes prior ownership results as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, and the Boston Park Plaza acquired July 2, 2013.
(4)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of December 31, 2014. Includes prior ownership results as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

(5)

Comparable Portfolio Adjusted for Change in Marriott Calendar includes the effects of removing three additional days (December 29, 2012 through December 31, 2012) from Marriott's fiscal 2013 calendar for ten of the Company's Marriott-managed hotels.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 33

Supplemental Financial Information February 17, 2015

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 34

Supplemental Financial Information February 17, 2015

Property-Level EBITDA
Q4 & FY 2014/2013

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Years Ended December 31,
	(In thousands)	2014	2013		2014	2013
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change	Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$9,403	$8,889	6%	$50,512	$43,056	17%
2	Boston Park Plaza (3)	4,901	4,134	19%	20,641	18,636	11%
3	Renaissance Washington DC	3,532	4,954	-29%	20,411	22,855	-11%
4	Hyatt Regency San Francisco (3)	5,038	4,082	23%	18,762	16,870	11%
5	Renaissance Orlando at SeaWorld ®	3,872	2,099	84%	19,039	13,599	40%
6	Renaissance Harborplace	2,113	2,557	-17%	12,036	11,335	6%
7	Marriott Wailea	5,481	4,645	18%	20,391	20,277	1%
8	Renaissance Los Angeles Airport	1,624	1,303	25%	6,926	5,159	34%
9	JW Marriott New Orleans	3,758	3,812	-1%	13,837	12,902	7%
10	Hilton North Houston	1,273	1,251	2%	5,876	4,346	35%
11	Doubletree Guest Suites Times Square (1)	8,128	8,169	-1%	23,019	23,751	-3%
12	Marriott Quincy (4)	1,803	1,997	-10%	8,280	8,119	2%
13	Hilton Times Square (4)	5,614	5,752	-2%	16,954	14,807	14%
14	Fairmont Newport Beach (3)	1,435	804	78%	7,593	5,094	49%
15	Hyatt Chicago Magnificent Mile (3) (4)	2,895	1,454	99%	7,378	2,534	191%
16	Marriott Boston Long Wharf	4,885	4,438	10%	21,083	18,786	12%
17	Hyatt Regency Newport Beach (3) (4)	1,176	947	24%	7,587	4,402	72%
18	Marriott Tysons Corner	1,589	1,429	11%	6,846	5,943	15%
19	Marriott Houston	870	1,266	-31%	4,282	3,866	11%
20	Renaissance Long Beach (3)	1,577	885	78%	5,823	5,630	3%
21	Embassy Suites Chicago (3) (4)	2,892	2,454	18%	11,265	10,109	11%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3) (4)	2,011	1,364	47%	7,889	7,250	9%
23	Renaissance Westchester (4)	795	896	-11%	3,231	776	316%
24	Embassy Suites La Jolla	1,833	1,667	10%	8,914	8,547	4%
25	Marriott Philadelphia	1,266	1,019	24%	4,962	4,615	8%
26	Hilton New Orleans St. Charles (4)	1,381	1,181	17%	5,099	4,580	11%
27	Marriott Portland	1,694	1,482	14%	7,717	6,471	19%
28	Sheraton Cerritos	941	836	13%	3,676	3,285	12%
29	Marriott Park City	25	46	-46%	2,049	2,013	2%
30	Courtyard by Marriott Los Angeles (3)	897	843	6%	4,056	3,722	9%

	Comparable Portfolio (5)	$84,702	$76,655	10%	$356,134	$313,335	14%

*Footnotes on page 36

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 35

Supplemental Financial Information February 17, 2015

Property-Level EBITDA
Q4 & FY 2014/2013 Footnotes

(1)	Reflects 100% ownership.
(2)	Reconciliations to Net Income (Loss) provided on pages 39, 40, 42 and 43.
(3)

Hotel EBITDA for the fourth quarter of 2014 is impacted by a total of $0.8 million in non-current year and current year property tax credits net of appeal fees as applicable received at the following hotels: the Fairmont Newport Beach $35,000 (non-current year); and the Hyatt Chicago Magnificent Mile $0.8 million (current year). Hotel EBITDA for the fourth quarter of 2014 is also impacted by a major renovation at the Boston Park Plaza. Hotel EBITDA for the full year 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; the Renaissance Long Beach; and the Boston Park Plaza. Hotel EBITDA for the full year 2014 is also impacted by a total of $4.1 million in non-current year and current year property tax credits (assessments) net of appeal fees as applicable received at the following hotels: the Courtyard by Marriott Los Angeles $(7,000) non-current year; the Embassy Suites Chicago $174,000 non-current year; the Fairmont Newport Beach $153,000 non-current year; the Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000 non-current year; the Hilton San Diego Bayfront $2.8 million non-current year; the Hyatt Chicago Magnificent Mile $0.8 million current year; and the Hyatt Regency Newport Beach $3,000 non-current year.

(4)

Hotel EBITDA for the fourth quarter of 2013 is impacted by an additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which was not recorded until 2014. Hotel EBITDA for the full year 2013 is impacted by major renovations during the first half of the year at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester. Hotel EBITDA for the full year 2013 is also impacted by an additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which was not recorded until 2014, and by a total of $(0.1) million in non-current year property tax (assessments) net of credits received at the following hotels: the Embassy Suites Chicago $(168,000); the Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); the Hyatt Chicago Magnificent Mile $(223,000); and the Marriott Quincy $376,000.

(5)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of December 31, 2014. Includes the Company's ownership results and prior ownership results as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014. Prior ownership for the Boston Park Plaza during 2013 includes management fees reported at the prior owner's expense of 4.0% of total revenues. Based on the Company's current contract with the hotel's third-party manager which assesses management fees at 2.5%, the hotel's EBITDA would have been $19.1 million for the year ended December 31, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 36

Supplemental Financial Information February 17, 2015

Property-Level EBITDA Margins
Q4 & FY 2014/2013

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Years Ended December 31,
		2014 Hotel EBITDA	2013 Hotel EBITDA	Change in	2014 Hotel EBITDA	2013 Hotel EBITDA	Change in
		Margin	Margin	bps	Margin	Margin	bps
1	Hilton San Diego Bayfront (1) (2)	32.4%	31.1%	130 bps	39.0%	35.3%	370 bps
2	Boston Park Plaza (2)	26.9%	23.5%	340 bps	27.8%	26.4%	140 bps
3	Renaissance Washington DC	21.7%	26.5%	(480) bps	27.5%	29.4%	(190) bps
4	Hyatt Regency San Francisco (2)	21.5%	18.0%	350 bps	21.2%	19.4%	180 bps
5	Renaissance Orlando at SeaWorld ®	26.0%	18.8%	720 bps	30.2%	25.3%	490 bps
6	Renaissance Harborplace	21.7%	25.8%	(410) bps	28.0%	27.3%	70 bps
7	Marriott Wailea	34.8%	33.9%	90 bps	33.8%	35.5%	(170) bps
8	Renaissance Los Angeles Airport	23.0%	21.1%	190 bps	23.9%	20.6%	330 bps
9	JW Marriott New Orleans	37.9%	40.3%	(240) bps	36.9%	36.5%	40 bps
10	Hilton North Houston	20.9%	22.8%	(190) bps	23.3%	19.5%	380 bps
11	Doubletree Guest Suites Times Square (1)	39.6%	40.6%	(100) bps	33.2%	34.3%	(110) bps
12	Marriott Quincy (3)	25.9%	27.7%	(180) bps	28.6%	28.9%	(30) bps
13	Hilton Times Square (3)	34.1%	35.6%	(150) bps	29.5%	28.2%	130 bps
14	Fairmont Newport Beach (2)	20.2%	13.8%	640 bps	24.9%	19.3%	560 bps
15	Hyatt Chicago Magnificent Mile (2) (3)	34.7%	19.6%	1,510 bps	23.7%	10.1%	1,360 bps
16	Marriott Boston Long Wharf	36.9%	35.1%	180 bps	38.7%	37.0%	170 bps
17	Hyatt Regency Newport Beach (2) (3)	15.6%	13.7%	190 bps	21.7%	15.3%	640 bps
18	Marriott Tysons Corner	29.7%	28.5%	120 bps	31.7%	30.0%	170 bps
19	Marriott Houston	21.7%	31.7%	(1,000) bps	24.6%	24.6%	- bps
20	Renaissance Long Beach (2)	28.1%	18.7%	940 bps	25.9%	25.9%	- bps
21	Embassy Suites Chicago (2) (3)	41.0%	37.1%	390 bps	40.4%	38.2%	220 bps
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2) (3)	37.4%	29.6%	780 bps	37.5%	35.4%	210 bps
23	Renaissance Westchester (3)	13.7%	16.9%	(320) bps	14.6%	4.5%	1,010 bps
24	Embassy Suites La Jolla	39.3%	37.5%	180 bps	42.2%	42.3%	(10) bps
25	Marriott Philadelphia	28.8%	23.9%	490 bps	27.3%	25.6%	170 bps
26	Hilton New Orleans St. Charles (3)	39.9%	33.5%	640 bps	38.7%	35.7%	300 bps
27	Marriott Portland	42.9%	41.9%	100 bps	45.8%	43.5%	230 bps
28	Sheraton Cerritos	28.4%	26.9%	150 bps	27.9%	26.3%	160 bps
29	Marriott Park City	1.5%	3.1%	(160) bps	21.5%	22.2%	(70) bps
30	Courtyard by Marriott Los Angeles (2)	32.0%	32.0%	- bps	34.2%	33.9%	30 bps

	Comparable Portfolio (4)	29.4%	28.1%	130 bps	30.5%	28.6%	190 bps

	Adjusted Comparable Portfolio (5)	29.4%	28.2%	120 bps	30.2%	28.7%	150 bps

	USALI Adjusted Comparable Portfolio (6)				29.8%

*Footnotes on page 38

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 37

Supplemental Financial Information February 17, 2015

Property-Level EBITDA Margins
Q4 & FY 2014/2013 Footnotes

(1)	Reflects 100% ownership.
(2)

Hotel EBITDA for the fourth quarter of 2014 is impacted by a total of $0.8 million in non-current year and current year property tax credits net of appeal fees as applicable received at the following hotels: the Fairmont Newport Beach $35,000 (non-current year); and the Hyatt Chicago Magnificent Mile $0.8 million (current year). Hotel EBITDA for the fourth quarter of 2014 is also impacted by a major renovation at the Boston Park Plaza. Hotel EBITDA for the full year 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; the Renaissance Long Beach; and the Boston Park Plaza. Hotel EBITDA for the full year 2014 is also impacted by a total of $4.1 million in non-current year and current year property tax credits (assessments) net of appeal fees as applicable received at the following hotels: the Courtyard by Marriott Los Angeles $(7,000) non-current year; the Embassy Suites Chicago $174,000 non-current year; the Fairmont Newport Beach $153,000 non-current year; the Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000 non-current year; the Hilton San Diego Bayfront $2.8 million non-current year; the Hyatt Chicago Magnificent Mile $0.8 million current year; and the Hyatt Regency Newport Beach $3,000 non-current year.

(3)

Hotel EBITDA for the fourth quarter of 2013 is impacted by an additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which was not recorded until 2014. Hotel EBITDA for the full year 2013 is impacted by major renovations during the first half of the year at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester. Hotel EBITDA for the full year 2013 is also impacted by an additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which was not recorded until 2014, and by a total of $(0.1) million in non-current year property tax (assessments) net of credits received at the following hotels: the Embassy Suites Chicago $(168,000); the Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); the Hyatt Chicago Magnificent Mile $(223,000); and the Marriott Quincy $376,000.

(4)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of December 31, 2014. Includes the Company's ownership results and prior ownership results as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014. Prior ownership for the Boston Park Plaza during 2013 includes management fees reported at the prior owner's expense of 4.0% of total revenues. Based on the Company's current contract with the hotel's third-party manager which assesses management fees at 2.5%, the hotel's EBITDA margin would have been 27.1% for the year ended December 31, 2013.

(5)

Adjusted Comparable Portfolio represents the 30 hotel Comparable Portfolio adjusted to exclude the non-current year property tax related items noted in Footnotes 2 and 3 above. Excluding these non-current year property tax items, Comparable Portfolio EBITDA margins would have been 29.4% and 28.2% for the three months ended December 31, 2014 and 2013, respectively, and 30.2% and 28.7% for the year ended December 31, 2014 and 2013, respectively.

(6)

USALI Adjusted Comparable Portfolio represents the 30 hotel Comparable Portfolio adjusted for the non-current year property tax related items noted in Footnote 2 above, and to include the effects of various accounting changes as stipulated by the industry’s Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective in January 2015. Amounts are preliminary and may be changed based on final reclassifications.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 38

Supplemental Financial Information February 17, 2015

Property-Level EBITDA Reconciliation Q4 2014

	Hotels sorted by number of rooms		For the Three Months Ended December 31, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$28,990	$4,010	$450	$3,386	$1,557	$9,403	32.4%
2	Boston Park Plaza (3)	18,242	(132)	675	3,024	1,334	4,901	26.9%
3	Renaissance Washington DC	16,261	(750)	—	2,407	1,875	3,532	21.7%
4	Hyatt Regency San Francisco	23,408	2,092	—	2,946	—	5,038	21.5%
5	Renaissance Orlando at SeaWorld ®	14,920	581	—	2,212	1,079	3,872	26.0%
6	Renaissance Harborplace	9,741	(785)	—	1,708	1,190	2,113	21.7%
7	Marriott Wailea	15,760	3,015	—	2,466	—	5,481	34.8%
8	Renaissance Los Angeles Airport	7,069	909	—	715	—	1,624	23.0%
9	JW Marriott New Orleans	9,923	1,852	1	1,353	552	3,758	37.9%
10	Hilton North Houston	6,098	(107)	—	917	463	1,273	20.9%
11	Doubletree Guest Suites Times Square (1)	20,509	3,854	993	1,569	1,712	8,128	39.6%
12	Marriott Quincy	6,949	679	—	1,124	—	1,803	25.9%
13	Hilton Times Square	16,468	1,761	87	2,526	1,240	5,614	34.1%
14	Fairmont Newport Beach (3)	7,110	321	—	1,114	—	1,435	20.2%
15	Hyatt Chicago Magnificent Mile (3)	8,337	1,468	—	1,427	—	2,895	34.7%
16	Marriott Boston Long Wharf	13,254	250	—	2,121	2,514	4,885	36.9%
17	Hyatt Regency Newport Beach	7,546	323	—	853	—	1,176	15.6%
18	Marriott Tysons Corner	5,344	205	—	818	566	1,589	29.7%
19	Marriott Houston	4,018	17	—	563	290	870	21.7%
20	Renaissance Long Beach	5,620	787	—	790	—	1,577	28.1%
21	Embassy Suites Chicago	7,050	968	—	922	1,002	2,892	41.0%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,379	1,288	—	723	—	2,011	37.4%
23	Renaissance Westchester	5,803	(46)	—	841	—	795	13.7%
24	Embassy Suites La Jolla	4,668	(72)	—	873	1,032	1,833	39.3%
25	Marriott Philadelphia	4,389	438	—	484	344	1,266	28.8%
26	Hilton New Orleans St. Charles	3,461	996	—	385	—	1,381	39.9%
27	Marriott Portland	3,948	1,285	—	409	—	1,694	42.9%
28	Sheraton Cerritos	3,308	518	—	423	—	941	28.4%
29	Marriott Park City	1,710	(613)	—	447	191	25	1.5%
30	Courtyard by Marriott Los Angeles	2,800	592	—	305	—	897	32.0%

	Actual/Comparable Portfolio (4)	$288,083	$25,704	$2,206	$39,851	$16,941	$84,702	29.4%
*Footnotes on page 41

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 39

Supplemental Financial Information February 17, 2015

Property-Level EBITDA Reconciliation Q4 2013

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2013
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$28,587	$2,880	$451	$3,231	$2,327	$8,889	31.1%
2	Boston Park Plaza	17,582	(67)	—	2,854	1,347	4,134	23.5%
3	Renaissance Washington DC	18,668	633	—	2,413	1,908	4,954	26.5%
4	Hyatt Regency San Francisco	22,671	1,346	—	2,736	—	4,082	18.0%
5	Renaissance Orlando at SeaWorld ®	11,152	(891)	—	1,882	1,108	2,099	18.8%
6	Renaissance Harborplace	9,927	(432)	—	1,753	1,236	2,557	25.8%
7	Marriott Wailea	13,714	2,515	—	2,130	—	4,645	33.9%
8	Renaissance Los Angeles Airport	6,181	533	—	770	—	1,303	21.1%
9	JW Marriott New Orleans	9,452	2,054	(4)	1,323	439	3,812	40.3%
10	Hilton North Houston	5,489	(138)	—	918	471	1,251	22.8%
11	Doubletree Guest Suites Times Square (1)	20,108	3,284	997	2,072	1,816	8,169	40.6%
12	Marriott Quincy	7,213	849	—	1,148	—	1,997	27.7%
13	Hilton Times Square	16,180	1,868	91	2,547	1,246	5,752	35.6%
14	Fairmont Newport Beach	5,806	(359)	—	1,163	—	804	13.8%
15	Hyatt Chicago Magnificent Mile	7,407	(142)	—	1,596	—	1,454	19.6%
16	Marriott Boston Long Wharf	12,643	(194)	—	2,119	2,513	4,438	35.1%
17	Hyatt Regency Newport Beach	6,897	79	—	868	—	947	13.7%
18	Marriott Tysons Corner	5,011	26	—	820	583	1,429	28.5%
19	Marriott Houston	3,999	399	—	568	299	1,266	31.7%
20	Renaissance Long Beach	4,726	296	—	589	—	885	18.7%
21	Embassy Suites Chicago	6,620	503	—	929	1,022	2,454	37.1%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	4,614	200	—	1,164	—	1,364	29.6%
23	Renaissance Westchester	5,294	143	—	753	—	896	16.9%
24	Embassy Suites La Jolla	4,440	(353)	—	895	1,125	1,667	37.5%
25	Marriott Philadelphia	4,257	185	—	479	355	1,019	23.9%
26	Hilton New Orleans St. Charles (3)	3,524	637	—	544	—	1,181	33.5%
27	Marriott Portland	3,537	1,062	—	420	—	1,482	41.9%
28	Sheraton Cerritos	3,111	427	—	409	—	836	26.9%
29	Marriott Park City	1,497	(552)	—	402	196	46	3.1%
30	Courtyard by Marriott Los Angeles	2,633	535	—	308	—	843	32.0%

	Comparable Portfolio (5)	272,940	17,326	1,535	39,803	17,991	76,655	28.1%

	Less: Prior Ownership (6)
	Hyatt Regency San Francisco	16,992	2,041	—	1,824	—	3,865	22.7%
	Marriott Wailea	13,714	2,515	—	2,130	—	4,645	33.9%

	Actual Portfolio (7)	$242,234	$12,770	$1,535	$35,849	$17,991	$68,145	28.1%

*Footnotes on page 41

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 40

Supplemental Financial Information February 17, 2015

Property-Level EBITDA Reconciliation
Q4 2014/2013 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended December 31, 2014 includes $0.7 million in property-level restructuring costs at the Boston Park Plaza. Other Adjustments for both the three months ended December 31, 2014 and 2013 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the fourth quarter of 2014 is impacted by a total of $0.8 million in non-current year and current year property tax credits net of appeal fees as applicable received at the following hotels: the Fairmont Newport Beach $35,000 (non-current year); and the Hyatt Chicago Magnificent Mile $0.8 million (current year). Hotel EBITDA for the fourth quarter of 2014 is also impacted by a major renovation at the Boston Park Plaza. Hotel EBITDA for the fourth quarter of 2013 is impacted by an additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which was not recorded until 2014.

(4)	Actual/Comparable Portfolio for the three months ended December 31, 2014 includes the Company's ownership results for all 30 hotels held for investment by the Company as of December 31, 2014.
(5)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of December 31, 2014. Includes the Company's ownership results, prior ownership results and the Company's pro forma depreciation expense for the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

(6)

Prior Ownership includes prior ownership results and the Company's pro forma depreciation expense for the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

(7)	Actual Portfolio for the three months ended December 31, 2013 includes the Company's ownership results for all 29 hotels held for investment by the Company as of December 31, 2013.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 41

Supplemental Financial Information February 17, 2015

Property-Level EBITDA Reconciliation FY 2014

	Hotels sorted by number of rooms	For the Year Ended December 31, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$129,614	$27,289	$1,801	$13,342	$8,080	$50,512	39.0%
2	Boston Park Plaza (3)	74,185	3,012	675	11,652	5,302	20,641	27.8%
3	Renaissance Washington DC	74,189	3,221	—	9,641	7,549	20,411	27.5%
4	Hyatt Regency San Francisco (3)	88,601	7,292	—	11,470	—	18,762	21.2%
5	Renaissance Orlando at SeaWorld ®	63,062	5,858	—	8,855	4,326	19,039	30.2%
6	Renaissance Harborplace	43,011	404	—	6,841	4,791	12,036	28.0%
7	Marriott Wailea	60,392	11,535	—	8,856	—	20,391	33.8%
8	Renaissance Los Angeles Airport	28,996	4,063	—	2,863	—	6,926	23.9%
9	JW Marriott New Orleans	37,499	6,639	(1)	5,389	1,810	13,837	36.9%
10	Hilton North Houston	25,234	343	—	3,685	1,848	5,876	23.3%
11	Doubletree Guest Suites Times Square (1)	69,413	6,186	3,978	5,982	6,873	23,019	33.2%
12	Marriott Quincy	28,957	3,756	—	4,524	—	8,280	28.6%
13	Hilton Times Square	57,388	1,524	356	10,142	4,932	16,954	29.5%
14	Fairmont Newport Beach (3)	30,510	3,066	—	4,527	—	7,593	24.9%
15	Hyatt Chicago Magnificent Mile (3)	31,149	1,389	—	5,989	—	7,378	23.7%
16	Marriott Boston Long Wharf	54,457	2,655	—	8,455	9,973	21,083	38.7%
17	Hyatt Regency Newport Beach (3)	34,982	4,175	—	3,412	—	7,587	21.7%
18	Marriott Tysons Corner	21,585	1,286	—	3,289	2,271	6,846	31.7%
19	Marriott Houston	17,430	865	—	2,252	1,165	4,282	24.6%
20	Renaissance Long Beach (3)	22,523	2,769	—	3,054	—	5,823	25.9%
21	Embassy Suites Chicago (3)	27,910	3,544	—	3,718	4,003	11,265	40.4%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	21,065	4,238	—	3,651	—	7,889	37.5%
23	Renaissance Westchester	22,079	71	—	3,160	—	3,231	14.6%
24	Embassy Suites La Jolla	21,134	1,015	—	3,513	4,386	8,914	42.2%
25	Marriott Philadelphia	18,199	1,660	—	1,906	1,396	4,962	27.3%
26	Hilton New Orleans St. Charles	13,165	3,360	—	1,739	—	5,099	38.7%
27	Marriott Portland	16,864	6,064	—	1,653	—	7,717	45.8%
28	Sheraton Cerritos	13,193	1,998	—	1,678	—	3,676	27.9%
29	Marriott Park City	9,546	(486)	—	1,770	765	2,049	21.5%
30	Courtyard by Marriott Los Angeles (3)	11,861	2,835	—	1,221	—	4,056	34.2%

	Comparable Portfolio (4)	1,168,193	121,626	6,809	158,229	69,470	356,134	30.5%

	Less: Prior Ownership (5)
	Marriott Wailea	33,369	7,350	—	4,260	—	11,610	34.8%

	Actual Portfolio (6)	$1,134,824	$114,276	$6,809	$153,969	$69,470	$344,524	30.4%

*Footnotes on page 44

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 42

Supplemental Financial Information February 17, 2015

Property-Level EBITDA Reconciliation FY 2013

	Hotels sorted by number of rooms	For the Year Ended December 31, 2013
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$122,115	$16,066	$1,801	$15,826	$9,363	$43,056	35.3%
2	Boston Park Plaza	70,497	3,919	—	9,385	5,332	18,636	26.4%
3	Renaissance Washington DC	77,793	5,380	—	9,799	7,676	22,855	29.4%
4	Hyatt Regency San Francisco	87,056	5,926	—	10,944	—	16,870	19.4%
5	Renaissance Orlando at SeaWorld ®	53,808	1,819	—	7,336	4,444	13,599	25.3%
6	Renaissance Harborplace	41,524	(718)	—	7,085	4,968	11,335	27.3%
7	Marriott Wailea	57,151	11,757	—	8,520	—	20,277	35.5%
8	Renaissance Los Angeles Airport	25,090	2,122	—	3,037	—	5,159	20.6%
9	JW Marriott New Orleans	35,361	5,597	(1)	5,604	1,702	12,902	36.5%
10	Hilton North Houston	22,261	(1,290)	—	3,708	1,928	4,346	19.5%
11	Doubletree Guest Suites Times Square (1)	69,297	4,215	3,992	8,414	7,130	23,751	34.3%
12	Marriott Quincy (3)	28,045	3,551	—	4,568	—	8,119	28.9%
13	Hilton Times Square (3)	52,509	(384)	375	9,859	4,957	14,807	28.2%
14	Fairmont Newport Beach	26,384	207	—	4,887	—	5,094	19.3%
15	Hyatt Chicago Magnificent Mile (3)	25,196	(3,678)	—	6,212	—	2,534	10.1%
16	Marriott Boston Long Wharf	50,816	409	—	8,405	9,972	18,786	37.0%
17	Hyatt Regency Newport Beach (3)	28,853	1,273	—	3,129	—	4,402	15.3%
18	Marriott Tysons Corner	19,788	236	—	3,366	2,341	5,943	30.0%
19	Marriott Houston	15,738	383	—	2,282	1,201	3,866	24.6%
20	Renaissance Long Beach	21,758	3,251	—	2,379	—	5,630	25.9%
21	Embassy Suites Chicago (3)	26,486	2,396	—	3,625	4,088	10,109	38.2%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	20,474	2,623	—	4,627	—	7,250	35.4%
23	Renaissance Westchester (3)	17,296	(1,661)	—	2,437	—	776	4.5%
24	Embassy Suites La Jolla	20,199	447	—	3,578	4,522	8,547	42.3%
25	Marriott Philadelphia	18,012	1,306	—	1,886	1,423	4,615	25.6%
26	Hilton New Orleans St. Charles (3)	12,827	2,424	—	2,156	—	4,580	35.7%
27	Marriott Portland	14,867	4,886	—	1,585	—	6,471	43.5%
28	Sheraton Cerritos	12,473	1,644	—	1,641	—	3,285	26.3%
29	Marriott Park City	9,087	(270)	—	1,495	788	2,013	22.2%
30	Courtyard by Marriott Los Angeles	10,973	2,489	—	1,233	—	3,722	33.9%

	Comparable Portfolio (4)	1,093,734	76,325	6,167	159,008	71,835	313,335	28.6%

	Less: Prior Ownership (5)
	Hilton New Orleans St. Charles	5,025	1,348	—	714	—	2,062	41.0%
	Boston Park Plaza	32,977	1,443	—	3,698	2,647	7,788	23.6%
	Hyatt Regency San Francisco	81,377	6,621	—	10,032	—	16,653	20.5%
	Marriott Wailea	57,151	11,757	—	8,520	—	20,277	35.5%

	Actual Portfolio (6)	$917,204	$55,156	$6,167	$136,044	$69,188	$266,555	29.1%

*Footnotes on page 44

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 43

Supplemental Financial Information February 17, 2015

Property-Level EBITDA Reconciliation
FY 2014/2013 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the year ended December 31, 2014 include: $0.7 million in property-level restructuring costs at the Boston Park Plaza; a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $2.0 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; the Renaissance Long Beach; and the Boston Park Plaza. Hotel EBITDA for 2014 is also impacted by a total of $4.1 million in non-current year and current year property tax credits (assessments) net of appeal fees as applicable received at the following hotels: the Courtyard by Marriott Los Angeles $(7,000) non-current year; the Embassy Suites Chicago $174,000 non-current year; the Fairmont Newport Beach $153,000 non-current year; the Hilton Garden Inn Chicago Downtown/Magnificent Mile $195,000 non-current year; the Hilton San Diego Bayfront $2.8 million non-current year; the Hyatt Chicago Magnificent Mile $0.8 million current year; and the Hyatt Regency Newport Beach $3,000 non-current year. Hotel EBITDA for 2013 is impacted by major renovations during the first half of the year at the following hotels: the Hilton Times Square; the Hyatt Chicago Magnificent Mile; the Hyatt Regency Newport Beach; and the Renaissance Westchester. Hotel EBITDA for 2013 is also impacted by an additional expense of $0.3 million related to fees incurred for a successful real estate tax appeal at the Hilton New Orleans St. Charles, the benefit of which was not recorded until 2014; and by a total of $(0.1) million in non-current year property tax (assessments) net of credits received at the following hotels: the Embassy Suites Chicago $(168,000); the Hilton Garden Inn Chicago Downtown/Magnificent Mile $(91,000); the Hyatt Chicago Magnificent Mile $(223,000); and the Marriott Quincy $376,000.

(4)

Comparable Portfolio includes all 30 hotels held for investment by the Company as of December 31, 2014. Includes the Company's ownership results, prior ownership results and the Company's pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014.

(5)

Prior Ownership for the year ended December 31, 2014 includes prior ownership results and the Company's pro forma depreciation expense for the Marriott Wailea acquired July 17, 2014. Prior Ownership for the year ended December 31, 2013 includes prior ownership results and the Company's pro forma depreciation and interest expense as applicable for the Hilton New Orleans St. Charles acquired May 1, 2013, the Boston Park Plaza acquired July 2, 2013, the Hyatt Regency San Francisco acquired December 2, 2013, and the Marriott Wailea acquired July 17, 2014. Prior ownership for the Boston Park Plaza during 2013 includes management fees reported at the prior owner's expense of 4.0% of total revenues. Based on the Company's current contract with the hotel's third-party manager which assesses management fees at 2.5%, the hotel's EBITDA would have been $19.1 million for the year ended December 31, 2013.

(6)

Actual Portfolio for the year ended December 31, 2014 includes the Company's ownership results for all 30 hotels held for investment by the Company as of December 31, 2014. Actual Portfolio for the year ended December 31, 2013 includes the Company's ownership results for all 29 hotels held for investment by the Company as of December 31, 2013.

(7)

Other Adjustments for the year ended December 31, 2013 include: a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $2.1 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 44